Exhibit 10.1

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. OMISSIONS ARE MARKED [***]
2026 ADDENDUM
TO PURCHASE AGREEMENT

THIS ADDENDUM TO PURCHASE AGREEMENT (“2026 Addendum”) is entered into by and between Insulet Corporation (“Insulet”) and NXP USA, Inc. (“NXP”), effective as of January 1, 2026 (“Addendum Effective Date”). Insulet and NXP may be referred to herein as a “Party” or, collectively, as the “Parties.”
WHEREAS Insulet and NXP entered into that certain Purchase Agreement dated October 12, 2017, as may have been amended from time to time (the “Agreement”); and
WHEREAS the Parties wish to further amend the Agreement on the terms and conditions set forth herein, effective as of the Addendum Effective Date.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Parties mutually agree as follows:
1.Definitions. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.
2. 2026 Product Purchase Prices. Insulet [***] will purchase the Product(s) at the prices reflected below during the period covering January 1, 2026 to December 31, 2026 (“2026 Addendum Purchase Period”).

Product	2026 Prices
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
In case of significant change in market conditions, business case or supplier circumstances, then NXP and Insulet agree to meet and confer, in good faith, to address a mutually beneficial resolution.
3. 2025 Purchase Period Flexibility Table. Exhibit B (Flexibility Table) is hereby deleted in its entirety and replaced with the table below. For the avoidance of doubt, the table contained in the 2025 Addendum, or any other flexibility table either in the Agreement or an amendment, addendum or letter to the Agreement is no longer applicable.

Zone	#of Weeks before Scheduled Delivery Shipment Date	Allowable Quantity Increases	Allowable Quantity Decreases
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
4.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
5.Conflicts. In the event of a conflict between the Agreement or this 2026 Addendum, this 2026 Addendum shall govern.
6.Counterparts. This 2026 Addendum may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
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IN WITNESS WHEREOF, this 2026 Addendum has been executed by the duly authorized representatives of the parties as of the Addendum Effective Date.

NXP USA, INC.

By:/s/ Jaime French
Name: Jaime French
Title: Vice President, Legal
Date: 12/10/2025

NXP USA, INC.

By: /s/ Pete Roossien
Name: Pete Roossien
Title: Vice President, Legal
Date: 12/11/2025

INSULET CORPORATION

By: /s/ Thomas J. Niglio
Name: Thomas J. Niglio
Title: Group Vice President, Chief Procurement Officer
Date: 1/29/2026

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